                                                                   EXHIBIT 10.12

                                AMENDMENT  NO. 3
                                     TO THE
                              AGREEMENT TO PROVIDE
                  MANAGEMENT SERVICES FOR DIALYSIS FACILITIES
                                 BY AND BETWEEN
                           MONTEFIORE MEDICAL CENTER
                                      AND
                       NEW YORK DIALYSIS MANAGEMENT, INC.
                       ----------------------------------

     THIS AMENDMENT NO. 3 TO THE AGREEMENT TO PROVIDE MANAGEMENT SERVICES FOR DIALYSIS FACILITIES ("Amendment No. 3") is made this 17th day of July, 1998, by and between Montefiore Medical Center, a non-profit corporation organized and existing under the laws of the State of New York ("Hospital"), and New York Dialysis Management, Inc., a corporation organized and existing under the laws of the State of New York ("NYDM").

     WHEREAS, the parties hereto have entered into that certain Agreement To Provide Management Services For Dialysis Facilities (the "Original Management Agreement"), as amended by Amendment No. 1 thereto and Amendment No. 2 thereto (as so amended herein referred to as the "Principal Management Agreement"); and

     WHEREAS, the parties have entered into an Agreement to Amend and Not-To-Compete, dated July 17, 1998 (the "Agreement to Amend") and, as required by and in consideration of the Agreement to Amend, the parties desire to amend the Principal Management Agreement, all as set forth herein, effective as of the Consideration Payment Date, as defined in the Agreement to Amend;

     NOW, THEREFORE, in consideration of the mutual covenants and conditions herein set forth, the parties hereto agree as follows:

     1. The second and third sentences of Paragraph 2.B.(iii) of the Original Management Agreement are hereby deleted.

     2. The following sentence is hereby added at the end of Paragraph 4.A. of the Original Management Agreement:

          "At the conclusion of the third three-year term, and on each third anniversary thereafter, this Agreement shall automatically be renewed for successive three-year terms (subject to the Commissioner's approval) unless terminated earlier. Those provisions which by their terms are to be performed following termination, or liabilities for obligations required to be performed prior to termination, shall survive the termination of this Agreement."

     3. The language contained in Paragraph 4D. and Paragraph 8 of the Original

Management Agreement is hereby deleted in its entirety and is no longer of any force or effect.

     4. The language contained in Paragraph 5 of the Original Management Agreement is superceded by the language in Section 3 of the Medical Director and Administrative Services Agreement by and between Hospital and Everest Dialysis Services, Inc. ("EDS"), which is attached to the Medical Asset Purchase Agreement by and between Hospital and EDS, dated as of the date hereof. Subject to compliance with applicable rules of the State of New York, Hospital agrees that it shall provide medical director services to each of the Facilities under the Principal Management Agreement, as amended, providing those services as set forth in Section 3 of the Medical Director and Administrative Services Agreement by and between Hospital and EDS, which is attached to the Medical Asset Purchase Agreement, unless the provision of such services by Hospital is prohibited by law or regulation. In lieu of the medical director fees that would have been payable under the Principal Management Agreement prior to the effectiveness of this Amendment, Hospital shall be entitled to the Medical Director fees at the rates that would otherwise be paid to Hospital pursuant to Section 6 of the Medical Director and Administrative Services Agreement as if such agreement were in full force and effect. Subject to compliance with applicable rules of the State of New York, NYDM shall provide the services under this Agreement as are set forth in Section 4 of the Medical Director and Administrative Services Agreement by and between Hospital and EDS, which is attached to the Medical Asset Purchase Agreement, unless the provision of such services by NYDM is prohibited by law or regulation, or such services already are being provided hereunder, and NYDM shall comply with the quality assurance protocols set forth in Section 7 of the Medical Director and Administrative Services Agreement by and between Hospital and EDS, which is attached to the Medical Asset Purchase Agreement.

     5. The parties agree that Paragraph 9 of the Principal Management Agreement shall be of no further force and effect with respect to any future or subsequent sale of the Business (which shall be defined for purposes hereof as defined in the Agreement to Amend and shall also include other dialysis facilities developed pursuant to this Amendment No. 3 and the Operating Agreement by and between Hospital and EDS, which is attached to the Medical Asset Purchase Agreement by and between Hospital and EDS, dated as of the date hereof).

     6. So long as the Principal Management Agreement or the Administrative Services Agreement (as hereinafter defined) is in effect, subject to the following sentence, Hospital shall not enter into any agreement, arrangements, understanding, or negotiations or discussions with any third parties with regard to the sale of the Facilities or management of the Facilities by any parties other than Hospital or NYDM. If Hospital has given NYDM a bona fide written notice of termination of the Principal Management Agreement for a material and egregious breach as provided herein, the preceding sentence shall not apply.

     7.   The following paragraphs are hereby added to the Principal Management
Agreement:

          "19.  The parties agree that notwithstanding anything herein to the

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     contrary, this Agreement shall terminate and be of no further force and effect upon the closing of that certain Medical Asset Purchase Agreement by and between Hospital and Everest Dialysis Services, Inc. ("EDS") (the "Medical Asset Purchase Agreement"). The parties agree that notwithstanding anything herein to the contrary, this Agreement may be terminated by either party "for cause" only in accordance with the following provisions:

               A. If a party desires to terminate this Agreement for cause, it shall first give written notice (the "Breach Notice") to the breaching party, of its intention to terminate the agreement for cause describing in reasonable detail the material and egregious breach.

               B. For purposes of this Agreement, "cause" shall mean only a material and egregious breach which, with respect to Hospital, means
          (i) a material breach by it of the non-competition provision set forth in Section 3 of the Agreement to Amend, (ii) a material breach by it of its obligations to provide Medical Director Services pursuant to
          Section 4 of this Amendment No. 3, (iii) a material breach by Hospital of its covenants as set forth in Section 5 of the Agreement to Amend, or (iv) a material failure of Hospital to remit to NYDM or EDS any amounts received with respect to accounts receivable pursuant to any contractual obligations to NYDM or EDS which Hospital may have, in each case which breach is continuing, and for which Hospital has failed to take diligent actions to cure as promptly as possible, and, with respect to NYDM, means a material breach by it of its obligations
          (i) to comply with the quality assurance protocols set forth in
          Section 7 of the Medical Director and Administrative Services Agreement by and between Hospital and EDS, which is attached to the Medical Asset Purchase Agreement; (ii) to develop the dialysis facilities on behalf of Hospital upon the terms and conditions as set forth in Section 2 of the Operating Agreement attached to the Medical Asset Purchase Agreement; or (iii) to pay to Hospital or offset from the fees payable from Hospital to NYDM the compensation that would otherwise be paid to Hospital pursuant to Section 6 of the Medical Director and Administrative Services Agreement as if such agreement were in full force and effect, in each case which breach is continuing, and for which NYDM has failed to take diligent actions to cure as promptly as possible.

               C. If the material and egregious breach described in the Breach Notice has not been cured within sixty (60) days of the breaching party's receipt of such notice, or if the breach cannot be cured within sixty (60) days and the breaching party is not taking diligent actions to cure the breach as promptly as reasonably possible, the non-breaching party may give a notice of termination for cause whereupon this Agreement shall be terminated for cause upon the breaching party's receipt of such notice.

               D. Any termination for reasons other than a material and egregious breach or as a result of an order, ruling, or regulation issued by the New York Public Health Council or the New York Department of Health shall be considered for purposes of this Agreement as a termination without cause by the terminating party.

               E. In the event a party breaches this Agreement and the breach is not a material and egregious breach as defined herein, the non-breaching party shall not have the right to terminate this Agreement other than without cause, but nevertheless shall have all other rights at law or in equity, which it may exercise in the event the breaching party has not cured the breach within sixty (60) days of receipt of written notice from the non-breaching party describing in reasonable detail the breach, or if the breach cannot be cured within sixty (60) days, if the breaching party is not taking diligent actions to cure the breach as promptly as reasonably possible.

          "20. In the event this Agreement must be terminated or not renewed or extended as a result of an order, ruling, or regulation issued by the New York Public Health Council or the New York Department of Health, and the parties also are unable to enter into the Administrative Services and Consulting Agreement in the form attached hereto as Exhibit A (the "Administrative Services Agreement") as a result of an order, ruling, or regulation issued by the New York Public Health Council or the New York Department of Health, then:

                    (i) on the date of termination or expiration of this
               Agreement, (A) Hospital shall pay to NYDM an amount equal to the
               sum of (x) [     ] /*/ (y) the depreciated value of all tangible
               assets of the Business then held by NYDM (provided, however, that such obligation by Hospital to pay for such tangible assets shall apply to tangible assets acquired after the date of this Amendment No. 3 with a value at the time of acquisition by NYDM in excess of one hundred thousand dollars ($100,000) only if Hospital shall have given its prior written consent to such acquisition, which consent shall not be unreasonably withheld) as reflected in its financial statements in accordance with generally accepted accounting principles ("GAAP") (the depreciated value referenced in this item (y) shall be referred to herein as the "Depreciated Book Value"), (B) NYDM shall transfer to Hospital, free and clear of any encumbrances, all tangible assets of the Business then held by

---------------------
/*/  Subject to confidential treatment application.

               NYDM and all contracts, leases, and agreements relating thereto (provided, however, that Hospital shall be obligated to assume, and NYDM shall assign, only such contracts, leases, or agreements entered into by NYDM after the date of this Amendment No. 3 (i) in the normal course of business and if terminable upon no more than 90 days notice without any liability or (ii) if Hospital shall have given its prior written consent to the entering into of such contract, lease, or agreement, which consent shall not be unreasonably withheld) and Hospital shall (a) assume all obligations thereunder which are to be performed after the transfer thereof and (b) reimburse NYDM for any deposits and pre-paid expenses under such contracts, leases, or agreements; provided, further however, that NYDM shall indemnify and hold harmless Hospital for any liability under any of the aforementioned contracts, leases, or agreements accruing or arising prior to the date of termination or expiration of this Agreement, and (C) the Medical Asset Purchase Agreement and the Agreement to Amend shall be terminated, and the parties shall have no obligations to each other thereunder for obligations required to be performed after the time of such termination (provided such termination shall not relieve them of liability for indemnification or to perform obligations required to be performed thereunder prior to such termination);

                    (ii) from and after the date of termination or expiration of this Agreement, Hospital and NYDM shall collect all accounts receivable for goods and services provided through the Business and accrued through the date of termination or expiration and remit to NYDM, promptly upon receipt, any and all amounts received by Hospital in connection with such accounts receivable;

                    (iii) from and after the date of termination or expiration of this Agreement, NYDM shall pay, in the ordinary course, all accounts payable for the Business accrued through the date of termination or expiration; and

                    (iv) in the event that Hospital, within two (2) years after the date of termination or expiration of this Agreement pursuant to this Section 20, sells all or substantially all of the Business or the assets related thereto, or otherwise transfers the economics of the Business, directly or indirectly, or enters into a legally binding agreement to do the same, whether in connection with a single transaction or a series of related or unrelated transactions, for an aggregate purchase price in excess of the amount received by

               NYDM in accordance with subparagraph (i)(A) above, then Hospital shall pay [ ] /*/ to NYDM promptly after the receipt thereof. Hospital shall provide NYDM with copies of any agreement relating to any such sale of the Business or the assets related thereto or transfer of the economics of the Business.

          The provisions contained in subparagraphs (ii), (iii) and (iv) shall survive the termination or expiration of this Agreement, as applicable, as provided for in this Paragraph 20.

          "21. In the event Hospital terminates this Agreement without cause any time prior to the date forty (40) years from the Consideration Payment Date or fails to extend the term of this Agreement upon expiration of the fourth three-year term or any subsequent term which ends prior to the date forty (40) years from the Consideration Payment Date, the following provisions shall apply:

               A. NYDM may elect, at it option, that as a condition to and effective upon termination or expiration, Hospital and NYDM shall enter into the Administrative Services Agreement.

               B. (x) In the event the parties are unable to enter into the Administrative Services Agreement as a result of an order, ruling, or regulation issued by the New York Public Health Council or the New York Department of Health, or (y) in the event that NYDM elects that the parties shall not enter into the Administrative Services Agreement as set forth in 21.A. above, then:

                    (i) as a condition to and on the date of termination or
               expiration of this Agreement (A) Hospital shall pay to NYDM an
               amount equal to the sum of (x) [     ] /*/ , (y) the
               Depreciated Book Value, and (z) the organizational, pre-opening, and start-up costs for each dialysis facility developed on behalf of Hospital upon the terms and conditions as set forth in Section 2 of the Operating Agreement which could be eligible for capitalization under GAAP as in effect on July 17, 1998, but prior to and without giving effect to the adoption of SOP 98-5, reduced in equal monthly amounts pro rata over two hundred forty
               (240) months for each month elapsed from the date of the opening of such facility, (B) NYDM shall transfer to Hospital, free and clear of any encumbrances, all tangible assets of the Business then held by NYDM and all contracts, leases, and agreements relating thereto (provided, however, that Hospital shall

-------------------
/*/  Subject to confidential treatment application.

               be obligated to assume, and NYDM shall assign, only such contracts, leases, or agreements entered into by NYDM after the date of this Amendment No. 3 (i) in the normal course of business and if terminable upon no more than 90 days notice without any liability or (ii) if Hospital shall have given its prior written consent to the entering into of such contract, lease, or agreement, which consent shall not be unreasonably withheld) and Hospital shall (a) assume all obligations thereunder which are to be performed after the transfer thereof and (b) reimburse NYDM for any deposits and pre-paid expenses under such contracts, leases, or agreements; provided, further however, that NYDM shall indemnify and hold harmless Hospital for any liability under any of the aforementioned contracts, leases, or agreements accruing or arising prior to the date of termination or expiration of this Agreement, and (C) the Medical Asset Purchase Agreement and the Agreement to Amend shall be terminated, and the parties shall have no obligations to each other thereunder for obligations required to be performed after the time of such termination (provided such termination shall not relieve them of liability for indemnification or to perform obligations required to be performed thereunder prior to such termination);

                    (ii) from and after the date of termination or expiration of this Agreement, Hospital and NYDM shall collect all accounts receivable for goods and services provided through the Business and accrued through the date of termination or expiration and remit to NYDM, promptly upon receipt, any and all amounts received by Hospital in connection with such accounts receivable;

                    (iii) from and after the date of termination or expiration of this Agreement, NYDM shall pay, in the ordinary course, all accounts payable for the Business accrued through the date of termination or expiration; and

                    (iv) in the event that Hospital, within two (2) years after the date of termination of this Agreement by Hospital without cause or expiration of this Agreement pursuant to this Section 21, sells all or substantially all of the Business or the assets related thereto, or otherwise transfers the economics of the Business, directly or indirectly, or enters into a legally binding agreement to do the same, whether in connection with a single transaction or a series of related or unrelated transactions, for an aggregate purchase price in excess of the amount received by NYDM in accordance with subparagraph

               (i)(A) above, then Hospital shall pay [    ] /*/ NYDM promptly
               after the receipt thereof. Hospital shall provide NYDM with copies of any agreement relating to any such sale of the Business or the assets related thereto or transfer of the economics of the Business.

          The provisions contained in subparagraphs (ii), (iii) and (iv) shall survive the termination or expiration of this Agreement, as provided for in this Paragraph 21.

     "22. In the event Hospital terminates this Agreement without cause any time after the date forty (40) years from the Consideration Payment Date or fails to extend the term of this Agreement upon expiration of any term which ends after the date forty (40) years from the Consideration Payment Date, the following provisions shall apply:

                    (i) as a condition to and on the date of termination or
               expiration of this Agreement (A) Hospital shall pay to NYDM an amount equal to the Depreciated Book Value, (B) NYDM shall transfer to Hospital, free and clear of any encumbrances, all tangible assets of the Business then held by NYDM and all contracts, leases, and agreements relating thereto (provided, however, that Hospital shall be obligated to assume, and NYDM shall assign, only such contracts, leases, or agreements entered into by NYDM after the date of this Amendment No. 3 (i) in the normal course of business and if terminable upon no more than 90 days notice without any liability or (ii) if Hospital shall have given its prior written consent to the entering into of such contract, lease, or agreement, which consent shall not be unreasonably withheld) and Hospital shall (a) assume all obligations thereunder which are to be performed after the transfer thereof and (b) reimburse NYDM for any deposits and pre-paid expenses under such contracts, leases, or agreements; provided, further however, that NYDM shall indemnify and hold harmless Hospital for any liability under any of the aforementioned contracts, leases, or agreements accruing or arising prior to the date of termination or expiration of this Agreement, and (C) the Medical Asset Purchase Agreement and the Agreement to Amend shall be terminated, and the parties shall have no obligations to each other thereunder for obligations required to be performed after the time of such termination (provided such termination shall not relieve them of liability for indemnification or to perform obligations required to be performed thereunder prior to such termination);

                    (ii) from and after the date of termination or expiration of

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/*/  Subject to confidential treatment application.

               this Agreement, Hospital and NYDM shall collect all accounts receivable for goods and services provided through the Business and accrued through the date of termination or expiration and remit to NYDM, promptly upon receipt, any and all amounts received by Hospital in connection with such accounts receivable; and

                    (iii) from and after the date of termination or expiration of this Agreement, NYDM shall pay, in the ordinary course, all accounts payable for the Business accrued through the date of termination or expiration.

          The provisions contained in subparagraphs (ii) and (iii) shall survive the termination or expiration of this Agreement, as provided for in this Paragraph 22.

          "23. In the event, and only in the event, Hospital terminates this Agreement for cause due to a material and egregious breach by NYDM as defined above, the following provisions shall apply as Hospital's sole remedy for such breach, and Hospital shall have no other remedies for such breach:

               A. As a condition to and on the date of termination, (A) Hospital shall pay to NYDM an amount equal to the the Depreciated Book Value, (B) NYDM shall transfer to Hospital, free and clear of any encumbrances, all tangible assets of the Business then held by NYDM and all contracts, leases, and agreements relating thereto (provided, however, that Hospital shall be obligated to assume, and NYDM shall assign, only such contracts, leases, or agreements entered into by NYDM after the date of this Amendment No. 3 (i) in the normal course of business and if terminable upon no more than 90 days notice without any liability or (ii) if Hospital shall have given its prior written consent to the entering into of such contract, lease, or agreement, which consent shall not be unreasonably withheld) and Hospital shall
          (a) assume all obligations thereunder which are to be performed after the transfer thereof and (b) reimburse NYDM for any deposits and pre-paid expenses under such contracts, leases, or agreements; provided, further however, that NYDM shall indemnify and hold harmless Hospital for any liability under any of the aforementioned contracts, leases, or agreements accruing or arising prior to the date of termination or expiration of this Agreement, and (C) the Medical Asset Purchase Agreement and the Agreement to Amend shall be terminated and the parties shall have no further obligations to each other thereunder (provided such termination shall not relieve them of liability for indemnification or to perform obligations required to be performed thereunder prior to such termination);

               B. From and after the date of termination, Hospital and NYDM shall collect all accounts receivable for goods or services provided through the Business and remit to NYDM, promptly upon receipt, any and all amounts received by Hospital in connection with such accounts receivable; and

               C. From and after the date of termination, NYDM shall pay, in the ordinary course, all accounts payable of the Business and accrued through the date of termination or expiration.

          The provisions contained in subparagraphs B. and C. shall survive the termination of this Agreement as provided for in this Paragraph 23.

          "24. In the event, and only in the event, NYDM terminates this Agreement for cause due to a material and egregious breach by Hospital, as defined above, any time prior to the date forty (40) years from the Consideration Payment Date, the following provisions shall apply as NYDM's sole remedy for such breach, and NYDM shall have no other remedies for such breach:

               A.  on the date of termination of this Agreement, (A) Hospital
          shall pay to NYDM an amount equal to (x) [     ] /*/, (y) the
          Depreciated Book Value, and (z) the organizational, pre-opening, and start-up costs for each dialysis facility developed on behalf of Hospital upon the terms and conditions as set forth in Section 2 of the Operating Agreement which could be eligible for capitalization under GAAP as in effect on July 17, 1998, but prior to and without giving effect to the adoption of SOP 98-5, reduced in equal monthly amounts pro rata over two hundred forty (240) months for each month elapsed from the date of the opening of such facility, (B) NYDM shall transfer to Hospital, free and clear of any encumbrances, all tangible assets of the Business then held by NYDM and all contracts, leases and agreements relating thereto (provided, however, that Hospital shall be obligated to assume, and NYDM shall assign, only such contracts, leases, or agreements entered into by NYDM after the date of this Amendment No. 3 (i) in the normal course of business and if terminable upon no more than 90 days notice without any liability or (ii) if Hospital shall have given its prior written consent to the entering into of such contract, lease, or agreement, which consent shall not be unreasonably withheld) and Hospital shall (a) assume all obligations thereunder which are to be performed after the transfer thereof and
          (b) reimburse NYDM for any deposits and pre-paid expenses under such contracts, leases, or agreements; provided, further however, that NYDM shall indemnify and hold harmless

---------------------
/*/  Subject to confidential treatment application.

          Hospital for any liability under any of the aforementioned contracts, leases, or agreements accruing or arising prior to the date of termination or expiration of this Agreement, and (C) the Medical Asset Purchase Agreement and the Agreement to Amend shall be terminated and the parties shall have no further obligations to each other thereunder (provided such termination shall not relieve them of liability for indemnification or to perform obligations required to be performed thereunder prior to such termination);

               B. from and after the date of termination, Hospital and NYDM shall collect all accounts receivable for goods and services provided through the Business and remit to NYDM, promptly upon receipt, any and all amounts received by Hospital in connection with such accounts receivable; and

               C. from and after the date of termination or expiration, NYDM shall pay, in the ordinary course, all accounts payable of the Business accruing through the date of termination or expiration.

               D. In the event that Hospital, within two (2) years after the date of termination of this Agreement by NYDM for cause due to a material and egregious breach by Hospital pursuant to this Section 24, sells all or substantially all of the Business or the assets related thereto, or otherwise transfers the economics of the Business, directly or indirectly, or enters into a legally binding agreement to do the same, whether in connection with a single transaction or a series of related or unrelated transactions, for an aggregate purchase price in excess of the amount received by NYDM in accordance with
          subparagraph (i)(A) above, then Hospital shall pay [     ] /*/ to NYDM
          promptly after the receipt thereof. Hospital shall provide NYDM with copies of any agreement relating to any such sale of the Business or assets related thereto or transfer of the economics of the Business.

          The provisions contained in subparagraphs B., C., and D. shall survive the termination of this Agreement as provided for in this Paragraph 24.

          "25. In the event NYDM terminates this Agreement for cause due to a material and egregious breach by Hospital, as defined above, any time on or after the date forty (40) years from the Consideration Payment Date, the following provisions shall apply as NYDM's sole remedy for such breach, and NYDM shall have no other remedies for such breach:

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/*/  Subject to confidential treatment application.

               A. as a condition to and on the date of termination of this Agreement, (A) Hospital shall pay to NYDM an amount equal to the Depreciated Book Value, (B) NYDM shall transfer to Hospital, free and clear of any encumbrances, all tangible assets of the Business then held by NYDM and all contracts, leases, and agreements relating thereto (provided, however, that Hospital shall be obligated to assume, and NYDM shall assign, only such contracts, leases, or agreements entered into by NYDM after the date of this Amendment No. 3
          (i) in the normal course of business and if terminable upon no more than 90 days notice without any liability or (ii) if Hospital shall have given its prior written consent to the entering into of such contract, lease, or agreement, which consent shall not be unreasonably withheld) and Hospital shall (a) assume all obligations thereunder which are to be performed after the transfer thereof and (b) reimburse NYDM for any deposits and pre-paid expenses under such contracts, leases, or agreements; provided, further however, that NYDM shall indemnify and hold harmless Hospital for any liability under any of the aforementioned contracts, leases, or agreements accruing or arising prior to the date of termination or expiration of this Agreement, and (C) the Medical Asset Purchase Agreement and the Agreement to Amend shall be terminated and the parties shall have no further obligations to each other thereunder (provided such termination shall not relieve them of liability for indemnification or to perform obligations required to be performed thereunder prior to such termination);

               B. from and after the date of termination, Hospital and NYDM shall collect all accounts receivable for goods and services provided through the Business and remit to NYDM, promptly upon receipt, any and all amounts received by Hospital in connection with such accounts receivable; and

               C. from and after the date of termination or expiration, NYDM shall pay, in the ordinary course, all accounts payable of the Business accruing through the date of termination or expiration.

          The provisions contained in subparagraphs B. and C. shall survive the termination of this Agreement as provided for in this Paragraph 25.

          "26. Until the termination or expiration of this Agreement, the parties shall continue to operate hereunder in the ordinary course of business consistent with the past practices and customs of the parties.

          "27. NYDM agrees that it shall develop the dialysis facilities on behalf of Hospital upon the terms and conditions as set forth in Section 2 of the Operating

     Agreement attached to the Medical Asset Purchase Agreement, such facilities shall be deemed "Facilities" as defined in the Principal Management Agreement and all references therein to Facilities shall include such new facilities; provided, however, that in the event Hospital unreasonably withholds its consent to the entering into by NYDM of any material contract, lease, or agreement, or the purchase by NYDM of any material asset, necessary for the development of any such Facility, then NYDM shall be relieved of its obligation to develop such Facility.

          "28. NYDM and Hospital agree that they shall comply with the terms and conditions as set forth in Section 3 of the Operating Agreement attached to the Medical Asset Purchase Agreement until such time as this Principal Management Agreement is terminated."

     8. Except as amended by this Amendment No. 3, the provisions of the Principal Management Agreement shall remain in full force and effect without modification.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 as of the date first herein above written.

MONTEFIORE MEDICAL CENTER              NEW YORK DIALYSIS
                                       MANAGEMENT, INC.


/s/ Donald L. Ashkenase                /s/ Craig W. Moore
----------------------------------     ----------------------------------
Signature                              Signature


Donald L. Ashkenase                    Craig W. Moore
----------------------------------     ----------------------------------
Print Name                             Print Name


Executive Vice President-Corporate     President
----------------------------------     ----------------------------------
Title                                  Title

            [Signature Page for Amendment No. 3 to the Agreement to Provide Management Services for Dialysis Facilities by and between Montefiore Medical Center and New York Dialysis Management, Inc.]

     Everest HealthCare Services Corporation hereby unconditionally guarantees the full and complete performance by New York Dialysis Management, Inc., and all of its successors and assigns, of its covenants and obligations hereunder.

                              EVEREST HEALTHCARE SERVICES
                                    CORPORATION


                              /s/ Craig W. Moore
                              ---------------------------------------
                              Signature

                              Craig W. Moore
                              ---------------------------------------
                              Print Name

                              Chairman and Chief Executive Officer
                              ---------------------------------------
                              Office or Title

                              July 17, 1998
                              ---------------------------------------
                              Date

                                                                       Exhibit A
                                                                       ---------


                CONSULTING AND ADMINISTRATIVE SERVICES AGREEMENT
                                 BY AND BETWEEN
                           MONTEFIORE MEDICAL CENTER
                                      AND
                       NEW YORK DIALYSIS MANAGEMENT, INC.

     THIS CONSULTING AND ADMINISTRATIVE SERVICES AGREEMENT (the "Agreement") is entered into as of the date set forth in Article IV.A by and between Montefiore Medical Center, a not-for-profit corporation duly organized and validly existing under the laws of the State of New York ("MMC"), and New York Dialysis Management, Inc., a corporation duly organized and validly existing under the laws of the State of New York ("NYDM").

     WHEREAS, MMC currently owns and operates chronic outpatient dialysis programs located at 3547 Webster Avenue, Bronx, New York (Dialysis Center I), 3547 Webster Avenue, Bronx, New York (Dialysis Center II), 1325 Morris Park Avenue, Bronx, New York, and 1695 Eastchester Road, Bronx, New York, and NYDM has agreed to develop chronic outpatient dialysis sites for MMC, which provide hemodialysis, peritoneal dialysis, and continuous renal replacement therapies to end stage renal disease ("ESRD") patients (collectively the "Programs" or the "Business"); and

     WHEREAS, NYDM, either directly or through its affiliates, provides consulting services to ESRD programs, conducts research relating to the field of nephrology, and has developed proprietary systems and techniques to enhance the operation of ESRD programs; and

     WHEREAS, prior to the effectiveness of this Agreement, MMC and NYDM were parties to that certain Agreement to Provide Management Services for Dialysis Facilities, as amended, (the "Management Agreement"), including Amendment No. 3 to the Management Agreement ("Amendment No. 3"); and

     WHEREAS, MMC and NYDM are parties to that certain Agreement to Amend and Not-to-Compete dated as of July 17, 1998 (the "Agreement to Amend"); and

     WHEREAS, MMC desires to retain NYDM to provide certain consulting services to the Programs, and NYDM desires to provide such services upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and undertakings of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

                                  ARTICLE I.
                          RELATIONSHIP OF THE PARTIES
                           AND MISCELLANEOUS MATTERS

     A. Appointment of NYDM. MMC engages NYDM, and NYDM accepts such engagement, pursuant to the terms and conditions hereinafter set forth, to perform or cause to be performed the consulting services relating to and required by the Programs, as described in Article II (collectively, the "Services").

     B. Retention of Ownership and Control. MMC shall hold and maintain all necessary licenses and approvals required to operate the Programs. The parties acknowledge and agree that this Agreement is intended to be a consulting agreement, and is not a delegation of MMC's responsibilities for the day-to-day operations of the Programs to NYDM. Notwithstanding any other provision in this Agreement, MMC, shall remain responsible for ensuring that all services provided pursuant to this Agreement with respect to the Programs comply with all applicable federal, state, and local laws, rules, regulations and ordinances, and standards of accreditation, including, but not limited to, those regarding the establishment and operation of health care facilities in New York. Any powers and responsibilities not specifically delegated to NYDM through the provisions of this Agreement are not granted to NYDM and remain the responsibility of MMC. Specifically, notwithstanding anything in this Agreement to the contrary, MMC's governing body shall retain for itself and shall not delegate to NYDM:

          1. The authority to hire and fire any of MMC's employees and all key management employees of the Programs. Key management employees include, but are not limited to, the facility administrator, Medical Director(s), the Chief Executive Officer and the Chief Financial Officer;

          2. The authority to maintain and control the books and records of the Programs;

          3. The authority to dispose of assets of the Programs and to incur any liabilities on behalf of the Programs;

          4. The authority to adopt and enforce polices regarding the operation of the Programs;

          5. The responsibility for insuring that the Programs operate in compliance with all laws.

The parties hereto intend that the relationship created by this Agreement shall not constitute a management agreement as defined in 10 NYCRR (S)405.3(f). In the event the New York Department of Health or other applicable agency or department determines that any of the requirements or obligations contained in this Agreement result in the creation of a management agreement as defined in 10 NYCRR (S)405.3(f), Article VII, B shall apply to this circumstance.

     C. Status of Parties. The parties are independent contractors that engage in the operation of their own respective businesses. Neither party is, or is to be considered, as the agent or employee of the other party for any purpose. Neither party has authority to enter into contracts or assume any obligations for the other party or to make any warranties or representations on behalf of the other party except as specifically provided herein. Nothing in this Agreement shall be construed to establish a relationship of co-partners or joint venturers between the parties.

     D. Practice of Medicine. The parties acknowledge and agree that NYDM is not authorized or qualified to engage in any activity that may constitute the practice of medicine. To the extent that any act or service herein required of NYDM should be construed by a court of competent jurisdiction or any regulatory or administrative body having oversight responsibilities regarding such professional activities to constitute the practice of medicine, the requirement to perform that act or service by NYDM shall be deemed waived and unenforceable.

     E. Appointment of Medical Directors. MMC shall appoint Medical Directors for its Programs to direct the medical activities of the various Programs and to perform the duties as may be assigned from time to time by MMC and required under the applicable regulations of the Medicare ESRD Program, 42 C.F.R.
(S)405.2161 and by 10 NYCRR (S)751. MMC agrees that it shall provide medical director services to each of the Programs under this Agreement, providing those services as set forth in Section 3 of the Medical Director and Administrative Services Agreement (the "Medical Director and Administrative Services Agreement") by and between MMC and Everest Dialysis Services, Inc. ("EDS"), which is attached to the Medical Asset Purchase Agreement by and between MMC and EDS (the "MAPA"), as if such agreement were in effect, unless the provision of such services by MMC is prohibited by law or regulation and all subject to compliance with applicable rules of the State of New York.

     F. AECOM Non-Compete. MMC agrees that it shall enforce, at the request of NYDM, and will not waive, amend, or terminate prior to their scheduled expiration any non-competition provisions or restrictive covenants it may have against the Albert Einstein College of Medicine ("AECOM") pursuant to either that certain Affiliation Agreement by and between MMC and AECOM or pursuant to that certain Sale and Purchase Agreement dated July 1, 1991, as it relates to the Baumritter facility, in each case only in accordance with the terms and conditions of each such agreement as they are in effect on July 17, 1998. MMC shall be responsible for all fees payable for medical director services under the Affiliation Agreement. MMC agrees that it shall not support or assist in any manner, directly or indirectly, the establishment or operation of any clinical practice of nephrology at AECOM for so long as this Agreement is in effect, and if MMC has any legal rights to prevent or impede AECOM from establishing or operating such clinical practice of nephrology, MMC will exercise those rights.

     G. Discussions Regarding Sale or Management. So long as this Agreement is in effect, subject to the following sentence, MMC shall not enter into any agreement, arrangements, understanding, or negotiations or discussions with any third parties with regard to the sale of the Business or management of the Business by any parties other than MMC or NYDM. The preceding sentence shall not apply if MMC has given NYDM a written notice of termination of this Agreement for a material and egregious breach as provided herein or during the last year of the term, as set forth herein.

                                  ARTICLE II.
                              CONSULTING SERVICES

     A. Scope of Services. NYDM shall provide to MMC certain administrative and non-professional services described in this Article II. NYDM shall provide the Services described herein, within MMC's treatment capacity, without discrimination as to race, creed, color, religion, national origin, sex, disability, sexual orientation or patients' source of payment.

     B. Personnel; Employment. NYDM shall employ or arrange for the provision of all personnel necessary to perform the functions identified in this Article II; provided however, that the chief executive officer(s) and the chief financial officer(s) of the Programs, and the Programs' medical directors and facility administrators, shall be employed by MMC or shall provide services pursuant to a contractual arrangement with MMC.

     C. Equipment, Supplies and Facility Services. NYDM agrees to provide MMC with all equipment reasonably necessary for the operation of the Programs. NYDM shall pay, as a part of the budgeted expenses of the Programs, maintenance and improvements, supplies, utility expenses (telephone, electric, gas, water) normal janitorial services, refuse disposal, and all other similar costs relating to the Programs. NYDM will assist in the selection of equipment and supplies and will maintain all of the dialysis equipment of the Programs, in accordance with NYDM's maintenance policies. NYDM shall assist in the negotiation of vendor contracts and assist with the evaluation of alternate proposals and bids submitted by various companies relating to the Programs.
NYDM shall assist in maintaining records of inventory and arrange for purchases of necessary and appropriate supplies and equipment on behalf of MMC for the Programs, including management information systems and related items. NYDM shall process all approved invoices, and oversee correct payment and receipt of goods. MMC shall be responsible for approving and executing all contracts and purchases for equipment, supplies, and facility services after consultation with NYDM. NYDM shall have no power or authority to incur any debt or liability of any kind or nature on behalf of the Programs.

     D. Medical Record Maintenance. NYDM shall assist MMC with the organization and maintenance of the medical records reflecting services provided to patients of the Programs in accordance with all applicable federal, state and local laws and regulations; provided, however, that the medical records of the Programs are and shall remain proprietary and confidential information of MMC, and, in its maintenance of that information, NYDM shall at all times be subject to the restrictions set forth in Article VI hereof.

     E. Billing and Collection. NYDM shall prepare and submit in the name of MMC all bills for items and services provided by the Programs, and shall administer controls and systems for the recording and collection of the revenues of the Programs as follows:

          1. NYDM shall verify patient eligibility, enrollment and termination with respect to Medicare, Medicaid and other third party payor programs, and shall respond to all billing inquiries from patients, payors and physicians.

          2. NYDM shall administer the charge structure of the Programs, over which MMC retains authority.

          3. NYDM shall administer collection policies for the Programs that are reasonable, appropriate, and consistent with all applicable laws, regulations, and third party payor requirements, as applicable, it being understood that NYDM has no control over the adoption of policies by MMC which relate to the delivery of health care services to patients.

          4. All payments and corresponding documents relating to claims for items and services provided by the Programs shall be promptly deposited in a designated bank account to which NYDM shall have access and signatory authority (the "General Account"). MMC shall remit all such payments received and copies of such related documents to NYDM when they are deposited to enable NYDM to provide assistance to MMC with respect to the payment by MMC of the costs and expenses of operation of the Programs and the Administrative Fee and other Expenses (as hereinafter defined), and to perform NYDM's financial and accounting functions hereunder. With respect to all payments, MMC shall enter into an agreement with a depository bank designated by NYDM (in such form as may be required by such bank) to cause the depository bank to receive such payments into a lockbox account in the name of MMC, negotiate such payments, and sweep the proceeds of such account, on a daily basis, into the General Account. MMC shall cooperate with NYDM's collection effort as reasonably requested from time to time by NYDM, promptly remit to NYDM amounts collected, and execute any documents reasonably necessary to perfect NYDM's interests therein.

          5. Nothing in this section grants NYDM authorization to in any way dispose of MMC's assets without prior approval by and authorization by MMC.

          6. NYDM shall prepare, in the name of the Programs and for MMC's signature, all cost reports, exception requests and other reports and data necessary for obtaining appropriate reimbursement from Medicare, Medicaid or other third party payors for the items and services provided by the Programs.

          7. NYDM shall provide regular written reports, not less than monthly, to the Chief Executive Officer of MMC, or his/her designee, regarding the consulting services provided hereunder.

     F. Accounting and Financial Services. NYDM shall provide accounting and financial services to MMC for its Programs, as follows:

          1. NYDM shall assist MMC in developing an annual budget for the Programs (the "Budget") with an estimate of the operating revenues and expenses and capital expenditures for the Programs for the year. The Budget shall contain an explanation of plans and projections regarding the operations of the Programs, utilization, services, staffing and other factors that may affect the budget, MMC shall have the sole right to approve and amend the Budget. Upon approval of the Budget by MMC, the parties shall use their reasonable efforts to operate the Programs so that actual expenses and revenues are consistent with the Budget.

          2. NYDM shall prepare and submit to MMC monthly and year-to-date comparative financial statements for MMC's Program, showing actual revenues and expenses of the Program, which shall include a report of utilization, an analysis of accounts receivable activity and reasonable explanations of any variances from the Budget.

          3. NYDM shall administer financial and accounting systems for the Programs, and shall use such accounting policies and procedures for the Programs as are adopted by MMC.

          4.   NYDM shall, from the Programs' revenues received pursuant to
               Article II.E, on behalf of MMC, provide assistance to MMC with respect to, and shall administer the payment by MMC of, the costs and expenses related to the operation of the Programs as set forth in Article II.

          5. The parties agree that the books and business records of the Programs remain under the ownership and control of MMC at all times, and that NYDM is functioning in an administrative capacity in performing the foregoing. Notwithstanding the foregoing, financial, purchasing, payroll and other records of NYDM (i.e., records related to NYDM's operation, such as NYDM's financial statements and payroll records relating to NYDM's employees) shall be and remain the property of NYDM.

     G. Policies and Procedures. NYDM shall administer certain non-clinical policies and procedures of the Programs, as adopted by MMC. MMC reserves the right to change its Programs' policies, procedures and forms at any time, in its sole discretion. Without limiting the foregoing, NYDM agrees to do the following:

          1. To establish, modify, and implement through contract or otherwise non-clinical policies and procedures concerning the administration of the Programs including purchasing, personnel staffing, inventory control, equipment maintenance, accounting, legal, data processing, medical record keeping, laboratory, billing, collection, public relations, insurance, cash management, scheduling, and hours of operation.

          2. Subject to Article IV.D hereof, to pay, or arrange to pay, all wages, salaries, and other compensation, including social security, unemployment, withholding, and all other taxes and payroll deductions for any and all personnel of the Programs.

          3. To maintain patient-to-staff ratios at the Programs consistent with national averages for academic medical institutions that have outsourced their dialysis programs to national vendors.

          4. To conduct the Programs' reprocessing of dialyzers in accordance with all applicable Medicare, AAMI, FDA, and other requirements.

          5. To consult with the Medical Director(s) regarding the upgrading, acquisition, maintenance, and replacement of all major medical equipment (defined to mean medical equipment with a cost of $5,000 or more) used at the Programs, including any dialysate delivery system.

          6. To make available to the Medical Director and nephrologists on a monthly basis, without charge, and in a timely manner, a per-patient record of the hemodialysis treatments performed, for the expressed purpose that these are to be used by the physicians for billing purposes.

     H. Service Contracts. With the exception of those ancillary services set forth in Schedule II.H, which will be provided to the Programs by MMC, NYDM shall advise and assist MMC in negotiating and maintaining contracts and arrangements with such individuals or entities appropriate for its Programs for ancillary medical items and services (e.g., laboratory, blood, EKG, bone densitometry, pharmacy, etc.), agreements for any other items and services needed by its Programs, third-party payer contracts, transplant agreements, affiliation agreements and related agreements for and in the name of the Programs upon terms reasonably acceptable to NYDM. NYDM and its affiliates shall be entitled to provide such services.

     I. Operating Agreement. NYDM agrees that it shall develop the dialysis facilities on behalf of MMC upon the terms and conditions as set forth in Section 2 of the Operating Agreement attached to the Medical Asset Purchase Agreement, as if such agreement were in effect, such facilities shall be deemed "Programs" as defined in this Agreement and all references therein to Programs shall include such new facilities; provided, however, that in the event MMC unreasonably withholds its consent to the entering into by NYDM of any material contract, lease, or agreement, or the purchase by NYDM of any material asset, necessary for the development of any such facility, then NYDM shall be relieved of its obligation to develop such facility. NYDM and MMC agree that they shall comply with the terms and conditions as set forth in Section 3 of the Operating Agreement attached to the MAPA until such time as this Agreement is terminated.

     J. Quality and Utilization Controls. NYDM shall advise and assist MMC in the performance of medical record audits and in conducting utilization review and quality assurance/control programs and activities as necessary and appropriate for the operation of the Programs.

     K. Insurance. NYDM shall maintain insurance, or shall self-insure, against liabilities arising out of the services provided by NYDM hereunder, including, without limitation, general liability insurance covering all services rendered by NYDM, in amounts of not less than one million dollars ($1,000,000) per occurrence and three million dollars ($3,000,000) per year in the aggregate. NYDM shall provide MMC with evidence of the foregoing insurance from time to time upon request by MMC. NYDM shall immediately notify MMC of the lapsing, cancellation of or any other material change in NYDM's insurance.

          MMC shall maintain malpractice and liability insurance, whether self-insured or purchased through an insurance carrier, of not less than one million dollars ($1,000,000) per occurrence and three million dollars ($3,000,000) per year in the aggregate to insure against MMC's acts done within the course and scope of the performance of its duties under this Agreement. NYDM shall be an additional insured on all such policies. MMC shall notify NYDM in the event that it becomes aware of an adverse change in (i) the amount of insurance coverage or (ii) any policy terms, or in the event of cancellation of such policies.

     L. Physical Facilities. NYDM shall provide MMC with physical space for the Programs pursuant to written leases and shall pay all rents required by such leases. Such leases shall be attached to this Agreement upon the effectiveness of this Agreement.

                                  ARTICLE III
                                  COMPENSATION

     A. Compensation for Administrative and Consulting Services. In consideration of the provision of the services listed in Article II, Paragraphs D, E, F, G, H, I, and J of this Agreement, MMC shall pay to NYDM, and NYDM shall accept as full and sufficient compensation therefor, a monthly administrative
fee of [    ] /**/ (the "Administrative Fee"),

-------------------
/**/  Subject to confidential treatment application.

payable to NYDM in arrears on the last day of each month during the term of this Agreement, subject to Article III.D below. The Administrative Fee shall be payable to NYDM's address set forth in Section VII.K. NYDM and MMC acknowledge and agree that, beginning on the first anniversary of this Agreement, they shall meet annually to consider any adjustment to the Administrative Fee.

     B. Other Expenses. In addition to the fees for the services rendered by NYDM under this Agreement that are payable pursuant to Article III, Paragraph A hereof, MMC shall reimburse NYDM for any and all direct and indirect expenses incurred by NYDM for the services rendered pursuant to Article II, Paragraphs B, C, I, and L, and any related fees or expenses ("Other Expenses"). Payment of such Other Expenses shall be made by MMC to NYDM promptly, but no later than ten
(10) days after MMC's receipt of a monthly billing statement from NYDM with respect to Other Expenses incurred during the preceding month, subject to
Article III.D below.

     C.   Equipment Lease.  In addition to the fees and expenses set forth in
Article III, Paragraphs A and B hereof, MMC shall pay NYDM, subject to Article III.D below, a monthly equipment lease payment in a reasonable amount which the parties agree to negotiate in good faith in the event this Agreement becomes effective.

     D. Expenses of the Program. NYDM shall, on MMC's behalf, pay the contractual obligations and operating expenses of the Programs, including the expenses NYDM incurs under Article II in providing services to the Programs. Expenses and obligations of the Programs shall be paid pursuant to the following priority: (i) the fees owed to MMC for the Medical Director services provided at each of the Programs at the rates set forth in Section 6 of the Medical Director and Administrative Services Agreement by and between MMC and EDS (ii) obligations owed to unrelated third parties, and (iii) the Administrative Fee, Other Expenses, and payments due under the Equipment Lease. The amounts set forth in sections A, B, and C shall be paid only out of and from the General
Account and no other source, [     ] /*/.

     E. Audit of Books and Records. NYDM and MMC each shall have the right, at their sole cost and expense, and upon reasonable prior notice to the other party, to audit the books and records maintained by the other party to verify the costs and expenses of operating MMC's Programs.

     F. Taxes. All business-related taxes arising out of the operation of the Programs and relating to periods subsequent to the date hereof shall be an expense of the Programs and paid pursuant to Section III.B. hereof.

-----------------
/*/  Subject to confidential treatment application.

                                  ARTICLE IV.
                             TERM AND TERMINATION

     A. Term. This Agreement shall commence as of the termination of the Management Agreement and in accordance with Amendment No. 3, and shall continue for a period of forty (40) years (the "Term") from and after the Consideration Payment Date under that certain Agreement to Amend, unless earlier terminated as provided in Section B of this Article.

     B. Termination. This Agreement may be terminated upon the occurrence of the following events:

          1. The parties agree that notwithstanding anything herein to the contrary, this Agreement shall terminate and be of no further force and effect upon the closing of the MAPA. The parties agree that notwithstanding anything herein to the contrary, this Agreement may be terminated by either party "for cause" only in accordance with the following provisions:

               a. If a party desires to terminate this Agreement for cause, it shall first give written notice (the "Breach Notice") to the breaching party, of its intention to terminate the agreement for cause describing in reasonable detail the material and egregious breach.

               b. For purposes of this Agreement, "cause" shall mean only a material and egregious breach which, with respect to MMC, means
               (i) a material breach by it of the non-competition provision set forth in Section 3 of the Agreement to Amend, (ii) a material breach by it of its obligations to provide Medical Director Services pursuant to Article 1.E of this Agreement, (iii) a material breach by MMC of its covenants as set forth in Article
               5 of the Agreement to Amend, (iv) a material failure of MMC to remit to NYDM any amounts received with respect to accounts receivable pursuant to any contractual obligations to NYDM it may have to do so, (v) the adoption of a Budget, or amendment thereof, by MMC pursuant to Article II, Paragraph F(1) of this Agreement which would have the effect of reducing the amounts payable to NYDM pursuant to Article III of this Agreement, and to which NYDM objects in writing, (vi) the disposition of assets or incurrence of any liabilities pursuant to Article I, Paragraph B(3) of this Agreement to which NYDM objects in writing, or (vii) the adoption of accounting policies and procedures by MMC in accordance with Article II, Paragraph F(3) of this Agreement different from those reasonably requested by NYDM, in each case which breach is continuing, and for which

               MMC has failed to take diligent actions to cure as promptly as possible, and, with respect to NYDM, means a material breach by it of its obligations (i) to comply with the quality assurance protocols set forth in Section 7 of the Medical Director and Administrative Services Agreement by and between MMC and EDS, which is attached to the Medical Asset Purchase Agreement; (ii) to develop the dialysis facilities on behalf of MMC upon the terms and conditions as set forth in Section 2 of the Operating Agreement attached to the Medical Asset Purchase Agreement, subject to the limitations set forth in II.I; or (iii) to pay to MMC or offset from the fees payable from MMC to NYDM the compensation that would otherwise be paid to MMC pursuant to
               Section 6 of the Medical Director and Administrative Services Agreement as if such agreement were in full force and effect, in each case which breach is continuing, and for which NYDM has failed to take diligent actions to cure as promptly as possible.

               c. If the material and egregious breach described in the Breach Notice has not been cured within sixty (60) days of the breaching party's receipt of such notice, or if the breach cannot be cured within sixty (60) days and the breaching party is not taking diligent actions to cure the breach as promptly as reasonably possible, the non-breaching party may give a notice of termination for cause whereupon this Agreement shall be terminated for cause upon the breaching party's receipt of such notice.

               d. Any termination for reasons other than a material and egregious breach or as a result of an order, ruling, or regulation issued by the New York Public Health Council or the New York Department of Health shall be considered for purposes of this Agreement as a termination without cause by the terminating party.

               e. In the event a party breaches this Agreement and the breach is not a material and egregious breach as defined herein, the non-breaching party shall not have the right to terminate this Agreement, except without cause, but nevertheless shall have all other rights at law or in equity, which it may exercise in the event the breaching party has not cured the breach within sixty
               (60) days of receipt of written notice from the non-breaching party describing in reasonable detail the breach, or if the breach cannot be cured within sixty (60) days, if the breaching party is not taking diligent actions to cure the breach as promptly as reasonably possible.

          2. In the event this Agreement must be terminated during the Term as a result of an order, ruling, or regulation issued by the New York Public Health Council or the New York Department of Health, then:

               a.  On the date of termination of this Agreement, , (A) MMC shall
               pay to NYDM an amount equal to the sum of (x) [     ] /*/, (y)
               the depreciated value of all tangible assets of the Business then held by NYDM (provided, however, that such obligation by MMC to pay for such tangible assets shall apply to tangible assets acquired after the date of this Amendment No. 3 with a value at the time of acquisition by NYDM in excess of one hundred thousand dollars ($100,000) only if MMC shall have given its prior written consent to such acquisition, which consent shall not be unreasonably withheld) as reflected in its financial statements in accordance with generally accepted accounting principles ("GAAP") (the depreciated value referenced in this item (y) shall be referred to herein as the "Depreciated Book Value"), (B) NYDM shall transfer to MMC, free and clear of any encumbrances, all tangible assets of the Business then held by NYDM and all contracts, leases, and agreements relating thereto (provided, however, that MMC shall be obligated to assume, and NYDM shall assign, only such contracts, leases, or agreements entered into by NYDM after the date of this Amendment No. 3 (i) in the normal course of business and if terminable upon no more than 90 days notice without any liability or (ii) if MMC shall have given its prior written consent to the entering into of such contract, lease, or agreement, which consent shall not be unreasonably withheld) and MMC shall (a) assume all obligations thereunder which are to be performed after the transfer thereof and (b) reimburse NYDM for any deposits and pre-paid expenses under such contracts, leases, or agreements; provided further, however, that NYDM shall indemnify and hold harmless MMC for any liability under any of the aforementioned contracts, leases, or agreements accruing or arising prior to the date of termination or expiration of this Agreement, and (C) the MAPA and the Agreement to Amend shall be terminated, and the parties shall have no obligations to each other thereunder for obligations required to be performed after the time of such termination (provided such termination shall not relieve them of liability for indemnification or to perform obligations required to be performed thereunder prior to such termination);

               b.  from and after the date of termination or expiration of this

-------------------
/*/  Subject to confidential treatment application.

               Agreement, MMC and NYDM shall collect all accounts receivable for goods and services provided through the Business and accrued through the date of termination or expiration and remit to NYDM, promptly upon receipt, any and all amounts received by MMC in connection with such accounts receivable;

               c. from and after the date of termination or expiration of this Agreement, NYDM shall pay, in the ordinary course, all accounts payable for the Business accrued through the date of termination or expiration; and

               d. in the event that MMC, within two (2) years after the date of termination of this Agreement pursuant to this Article IV.B.2, sells all or substantially all of the Business or the assets related thereto, or otherwise transfers the economics of the Business, directly or indirectly, or enters into a legally binding agreement to do the same, whether in connection with a single transaction or a series of related or unrelated transactions, for an aggregate purchase price in excess of the amount received by NYDM in accordance with subparagraph (i)(A)
               above, then MMC shall pay [     ] /*/ to NYDM promptly after the
               receipt thereof. MMC shall provide NYDM with copies of any agreement relating to any such sale of the Business or the assets related thereto or transfer of the economics of the Business.

               e. The provisions contained in subparagraphs b, c, and d shall survive the termination or expiration of this Agreement, as applicable, as provided for in this Article IV.B.2.

          3.   Upon termination of this Agreement at the end of the Term:

               a. as a condition to and on the date of termination of this Agreement (A) MMC shall pay to NYDM an amount equal to the Depreciated Book Value, (B) NYDM shall transfer to MMC, free and clear of any encumbrances, all tangible assets of the Business then held by NYDM and all contracts, leases, and agreements relating thereto (provided, however, that MMC shall be obligated to assume, and NYDM shall assign, only such contracts, leases, or agreements entered into by NYDM after the date of this Amendment No. 3 (i) in the normal course of business and if terminable upon no more than 90 days notice without any liability or (ii) if MMC shall have given its prior written consent to the entering into of such

--------------------
/*/  Subject to confidential treatment application.

               contract, lease, or agreement, which consent shall not be unreasonably withheld) and MMC shall (a) assume all obligations thereunder which are to be performed after the transfer thereof and (b) reimburse NYDM for any deposits and pre-paid expenses under such contracts, leases, or agreements; provided further, however; that NYDM shall indemnify and hold harmless MMC for any liability under any of the aforementioned contracts, leases, or agreements accruing or arising prior to the date of termination or expiration of this Agreement, and (C) the MAPA and the Agreement to Amend shall be terminated, and the parties shall have no obligations to each other thereunder for obligations required to be performed after the time of such termination (provided such termination shall not relieve them of liability for indemnification or to perform obligations required to be performed thereunder prior to such termination);

               b. from and after the date of termination or expiration of this Agreement, MMC and NYDM shall collect all accounts receivable for goods and services provided through the Business and accrued through the date of termination or expiration and remit to NYDM, promptly upon receipt, any and all amounts received by MMC in connection with such accounts receivable; and

               c. from and after the date of termination or expiration of this Agreement, NYDM shall pay, in the ordinary course, all accounts payable for the Business accrued through the date of termination or expiration.

               d. the provisions contained in subparagraphs b and c shall survive the termination or expiration of this Agreement, as provided for in this Article IV, B, 3.

          4. In the event, and only in the event, MMC terminates this Agreement for cause due to a material and egregious breach by NYDM as defined above, the following provisions shall apply as MMC's sole remedy for such breach, and MMC shall have no other remedies for such breach:

               a. As a condition to and on the date of termination, (A) MMC shall pay to NYDM an amount equal to the Depreciated Book Value,
               (B) NYDM shall transfer to MMC, free and clear of any encumbrances, all tangible assets of the Business then held by NYDM and all contracts, leases, and agreements relating thereto (provided, however, that MMC shall be obligated to assume, and NYDM shall assign, only such contracts, leases, or agreements entered into by NYDM after the date of this Amendment No. 3 (i) in the normal course of business and if terminable upon no more than 90 days notice without any liability or (ii) if MMC shall have given its prior written consent to the entering into of such contract, lease, or agreement, which consent shall not be unreasonably withheld) and MMC shall (a) assume all obligations thereunder which are to be performed after the transfer thereof and (b) reimburse NYDM for any deposits and pre-paid expenses under such contracts, leases, or agreements; provided further, however, that NYDM shall indemnify and hold harmless MMC for any liability under any of the aforementioned contracts, leases, or agreements accruing or arising prior to the date of termination or expiration of this Agreement, and (C) the MAPA and the Agreement to Amend shall be terminated and the parties shall have no further obligations to each other thereunder (provided such termination shall not relieve them of liability for indemnification or to perform obligations required to be performed thereunder prior to such termination);

               b. From and after the date of termination, MMC and NYDM shall collect all accounts receivable for goods or services provided through the Business and remit to NYDM, promptly upon receipt, any and all amounts received by MMC in connection with such accounts receivable; and

               c. From and after the date of termination, NYDM shall pay, in the ordinary course, all accounts payable of the Business and accrued through the date of termination or expiration.

               d. The provisions contained in subparagraphs B. and C. shall survive the termination of this Agreement as provided for in this
               Article IV, B, 4.

          5. In the event, and only in the event, NYDM terminates this Agreement for cause due to a material and egregious breach by MMC, as defined above, the following provisions shall apply as NYDM's sole remedy for such breach, and MMC shall have no other remedies for such breach:

               a. as a condition to and on the date of termination of this Agreement, (A) MMC shall pay to NYDM an amount equal to (x)
               [     ] /*/, (y) the Depreciated Book Value, and (z) the
               organizational, pre-opening, and start-up costs for each dialysis facility developed

------------------
/*/  Subject to confidential treatment application.

               on behalf of MMC upon the terms and conditions as set forth in
               Section 2 of the Operating Agreement which could be eligible for capitalization under GAAP as in effect on July 17, 1998, but prior to and without giving effect to the adoption of SOP 98-5, reduced in equal monthly amounts pro rata over two hundred forty
               (240) months for each month elapsed from the date of the opening of such facility, (B) NYDM shall transfer to MMC, free and clear of any encumbrances, all tangible assets of the Business then held by NYDM and all contracts, leases and agreements relating thereto (provided, however, that MMC shall be obligated to assume, and NYDM shall assign, only such contracts, leases, or agreements entered into by NYDM after the date of this Amendment No. 3 (i) in the normal course of business and if terminable upon no more than 90 days notice without any liability or (ii) if MMC shall have given its prior written consent to the entering into of such contract, lease, or agreement, which consent shall not be unreasonably withheld) and MMC shall (a) assume all obligations thereunder which are to be performed after the transfer thereof and (b) reimburse NYDM for any deposits and pre-paid expenses under such contracts, leases, or agreements; provided further, however, that NYDM shall indemnify and hold harmless MMC for any liability under any of the aforementioned contracts, leases, or agreements accruing or arising prior to the date of termination or expiration of this Agreement, and (C) the Medical Asset Purchase Agreement and the Agreement to Amend shall be terminated and the parties shall have no further obligations to each other thereunder (provided such termination shall not relieve them of liability for indemnification or to perform obligations required to be performed thereunder prior to such termination);

               b. from and after the date of termination, MMC and NYDM shall collect all accounts receivable for goods and services provided through the Business and remit to NYDM, promptly upon receipt, any and all amounts received by MMC in connection with such accounts receivable; and

               c. from and after the date of termination or expiration, NYDM shall pay, in the ordinary course, all accounts payable of the Business accruing through the date of termination or expiration.

               d. The provisions contained in subparagraphs B. and C. shall survive the termination of this Agreement as provided for in this
               Article IV.B.5.

                                  ARTICLE V.
                               INDEMNIFICATION

     A. NYDM Indemnification. NYDM shall indemnify, defend and hold harmless MMC, its officers, directors, agents, and employees, from and against any and all liability, suits, claims, losses and damages, and expenses in connection therewith (including reasonable attorneys' fees), to the extent they arise from any act or omission of NYDM, its officers, agents or employees during the performance of and related to any of their activities under this Agreement.

     B. MMC Indemnification. MMC shall indemnify, defend and hold harmless NYDM and its officers, directors, agents and employees, from and against any and all liability, suits, claims, losses and damages, and expenses in connection therewith (including reasonable attorneys' fees), to the extent they arise from any act or omission of MMC, its officers, agents and employees during the performance of and related to any of their activities under this Agreement.

     C. Notice of Claims. In the event that any party hereunder shall receive any notice of any claim or proceeding against said party (the "Indemnitee") that gives rise to rights of indemnification hereunder, the Indemnitee shall give the other party (the "Indemnitor") prompt written notice thereof by prepaid registered or certified mail, return receipt requested, and the Indemnitor shall have the right to contest and conduct the defense of any action brought against the Indemnitee at the Indemnitor's own expense provided, however, that if the Indemnitor shall fail to notify the Indemnitee of the assumption of the defense of any such action within twenty (20) days after the giving of such notice by the Indemnitee, then the Indemnitee shall have the right to take any such action it deems appropriate to defend, contest, settle, or compromise any such action or assessment and claim indemnification as provided herein. If the Indemnitor does defend any action for which Indemnification is claimed, the Indemnitee shall be entitled to participate, at its own expense, in the defense of such action, which defense, however, shall be conducted and managed by the Indemnitor. Failure of the Indemnitee to notify the Indemnitor of any claim for which it is entitled to indemnification hereunder shall not impair, limit, or affect the indemnification provided herein so long as the ability of the Indemnitor to contest, defend, or dispute such claim has not been materially and adversely affected or the Indemnitor has not otherwise been prejudiced by such failure.

     D. Obligations Survive. The obligations of each party in this Article V shall survive the termination or expiration of this Agreement.

                                  ARTICLE VI.
                                   COVENANTS

     A. Nondisclosure of MMC's Proprietary Information. MMC acknowledges and agrees that during the term hereof it shall have access to Confidential Information (as defined below) and other proprietary information of NYDM relating to the operation of ESRD programs which shall be deemed to be confidential and MMC shall not, nor shall its employees and agents, except as may be required by any lawful subpoena, court order, legal process, or the New York State Department of Health, at any time without NYDM's prior written consent: (i) disclose any such information to any third party, or (ii) reproduce or utilize any such information in furtherance of any other business venture. If MMC is required by lawful subpoena, court order or legal process to disclose any Confidential Information or other proprietary information of NYDM, MMC shall provide sufficient notice thereof to NYDM to enable NYDM to seek a protective order or other appropriate legal or equitable remedy to prevent such disclosure. For purposes of this Section VI.A., the term "Confidential Information" shall mean the non-public information of NYDM, or any entity with which NYDM contracts to provide any of the Services, including, but not limited to, a formula, pattern, compilation, program, device, method, system, technique, process, financial information, business strategy, or costing data, etc. that (1) derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, or (2) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. Confidential Information shall not include information which: (i) is known to the receiving party prior to receiving it from the other party, (ii) is generally known to the public, or
(iii) is disclosed to one party at any time by a third party who had the legal right to disclose it or (iv) is independently developed by the other party in compliance with law. The provisions of this Section VI.A shall survive termination of this Agreement. Provided, however, that the foregoing restrictions shall not limit or restrict MMC's ability or obligations to provide patient medical records, billing records or similar information to any federal or state agency or contractor.

     B. Nondisclosure of NYDM's Proprietary Information. By virtue of MMC's retention of NYDM, NYDM will have access to MMC's Confidential Information (as defined below) and other proprietary information of MMC relating to the operation of the Programs which shall be deemed to be confidential and NYDM shall not, nor shall its employees and agents, except as may be required by any lawful subpoena, court order, legal process, or the New York State Department of Health, at any time without MMC's prior written consent: (i) disclose any such information to any third party, or (ii) reproduce or utilize any such information in furtherance of any other business venture. If NYDM is required by lawful subpoena, court order or legal process to disclose any Confidential Information or other proprietary information of MMC, NYDM shall provide sufficient notice thereof to MMC to enable MMC to seek a protective order or
other appropriate legal or equitable remedy to prevent such disclosure.   For
the purposes of the Section VI.B, "MMC Confidential Information" shall mean the non-public information of MMC, including, but not limited to the methods, systems, techniques, processes, formulas, business strategies, financial information, patterns, compilations and programs pertaining to MMC's operation of the Programs that (1) derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by other persons who can obtain economic value from its disclosure or use, or (2) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. MMC Confidential Information shall not include information which: (i) is known to the receiving party prior to receiving it from the other party, (ii) is generally known to the public, or
(iii) is disclosed to one party at any time by a third party who had the legal right to disclose it or (iv) is independently developed by the other party in compliance with law. The provisions of this Section VI.B shall survive termination of this Agreement.

     C. Reasonableness of Restrictions. The parties acknowledge that the restrictions in this Article VI are reasonable and necessary to protect the legitimate interests of NYDM and MMC, respectively and that any violation would result in irreparable injury to the non-breaching party. The parties further acknowledge that, in the event of a violation of any such restrictions which is not remedied within fifteen (15) days after notice thereof, the non-breaching party shall be entitled to preliminary and permanent injunctive relief without having to prove actual damages or immediate or irreparable harm or to post a bond. The non-breaching party shall also be entitled to an equitable accounting of all earnings, profits and other benefits arising from such violation, which rights shall be cumulative and in addition to any other rights or remedies to which the non-breaching party may be entitled to at law or equity. Notwithstanding the foregoing, if the restrictions specified in this Article VI are adjudged unreasonable in any court proceeding, the parties hereby agree to the reformation of such restriction by the court to such limits as it finds reasonable, and the parties will not assert that such restrictions should be eliminated in their entirety by such court.

     D. Salaries. Each party to this Agreement shall remain liable for the salary and benefits paid to such party's own employees, and shall be ultimately responsible for compliance with the state and federal laws pertaining to employment taxes, workers' compensation, unemployment compensation and other employment-related statutes pertaining to the party's own employees involved in the administration and day-to-day operation of the Programs.

                                  ARTICLE VII.
                                 MISCELLANEOUS

     A. Exhibits and Schedules Incorporated by Reference. The Exhibits and Schedules to this Agreement are referred to and made a part of this Agreement by this reference as if set forth at length verbatim where reference is made to them in this Agreement.

     B. Change in Law. If there is a change in Medicare, Medicaid or other Federal or State statutes or regulations or in the interpretation thereof, which renders any of the material terms of this agreement unlawful or unenforceable, this Agreement shall be amended by the parties hereto as a result of good faith negotiations to the least extent necessary in order to carry out the original intention of the parties in compliance with such law or regulation. In the event the parties cannot amend this Agreement in order to bring this Agreement into compliance with such statutes or regulations within fifteen (15) days after either party provides the other with notice of such change and the need to amend this Agreement, the parties shall submit the issue to arbitration according to the following procedure. If the parties cannot agree upon an arbitrator, each party shall appoint an arbitrator who in turn shall appoint a third arbitrator. In the event, within thirty (30) days after the provision of notice set forth above, the arbitrator cannot determine a permissible manner by which to restructure this Agreement which maintains the general economic principles contained herein, this Agreement shall terminate, and the provisions of Article IV. B.2. shall apply. In the event such law or regulation is subsequently amended or interpreted in such a way to make any provision of this Agreement that was formerly invalid valid, such provision shall be considered valid from the effective date of such interpretation or amendment.

     C. Approvals. Where the agreement, approval, acceptance or consent by either party is required under this Agreement, such action shall not be unreasonably delayed or withheld.

     D. Assignment. Neither party shall have the ability to assign this Agreement with the prior written consent of the other party, except that NYDM may assign this Agreement to an affiliate without the prior written consent of MMC.

     E. Amendment. This Agreement may be amended only by a writing signed by the party to be bound by such amendment.

     F. Entire Agreement. This Agreement supersedes all agreements previously made between the parties relating to its subject matter. There are no other understandings or agreements between them with respect to the subject matter hereof.

     G. Confidentiality of Agreement. With the exception of any disclosure required for review of this Agreement by the New York Department of Health, the terms and conditions of this Agreement, as well as any documents or information (not publicly available) provided in connection with the negotiation and preparation of this Agreement, shall be maintained confidentially and shall not be disclosed to any person, firm or entity except to such officers, directors, trustees, employees and representatives of the parties (and of corporate affiliates of the parties), as reasonably required for the purposes for which such information is furnished, or as may be required by law.

     H. Non-waiver. No delay or failure by a party to exercise any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right.

     I. Headings. Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

     J. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

     K. Access to NYDM's Books and Records. For a period of four (4) years following the last date NYDM furnishes services pursuant to this Agreement, NYDM shall make available, upon written request by the Secretary of the United States Department of Health and Human Services ("HHS"),the Comptroller General of the United States or any of their duly authorized representatives, all contracts, books, documents and other records of NYDM which are necessary to verify the nature and extent of the costs of NYDM's services hereunder.

     L. Notice. Whenever notice must be given under the provisions of this Agreement, such notice must be in writing and will be deemed to have been duly given by (a) hand-delivery (with written confirmation of receipt) addressed to the parties at their respective addresses set forth below; or (b) certified mail, return receipt requested, postage prepaid, and addressed to the parties at their respective addresses set forth below; or (c) telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, addressed to the parties at their respective addresses set forth below, and provided further that notice shall be deemed given under this subsection (c) when actually received by the recipient:

          If to NYDM:

          101 North Scoville
          Oak Park, IL 60302
          Attn: Craig Moore
          Fax: (708) 386-1711

          with a copy to:

          Katten Muchin & Zavis
          525 West Monroe
          Chicago, Illinois 60661-3693
          Attn.: Alan Berry, Esq. and Matthew S. Brown, Esq.
          Fax: (312) 902-1061

               and

          Hinman, Straub, Pigors & Manning, P.C.
          121 State Street
          Albany, New York 12207-1693
          Attn:  Ray Kolarsey, Esq.
          Fax: (518) 436-4751

          If to MMC:

          111 East 210th Street
          Bronx, New York 10467
          Attn: Stanley L. Jacobson, Esq.
          Fax: (718) 652-2161
          with a copy to:

          Green, Stewart, Farber & Anderson, P.C.
          2600 Virginia Avenue, N.W.
          Suite 1111
          Washington, D.C. 30037
          Attn: Philip D. Green, Esquire
          Fax: (202) 342-8734

     M. Compliance with Law. Notwithstanding any other provision in this Agreement, MMC remains responsible for ensuring that the ownership and operation of the Programs, and any Services provided pursuant to this Agreement comply with all pertinent provisions of federal, state and local statutes, rules and regulations.

     N. Representation by Counsel. The parties agree that each have had the benefit of representation by legal counsel in negotiating this Agreement. No party is to be construed as the drafter of this Agreement for purposes of determining the meaning of any provision of this Agreement, or for allocating the benefit of any future ambiguity.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Agreement.

MONTEFIORE MEDICAL CENTER           NEW YORK DIALYSIS
                                    MANAGEMENT, INC.


----------------------------        -------------------------------
Signature                           Signature


----------------------------        -------------------------------
Print Name                          Print Name


----------------------------        -------------------------------
Title                               Title

     Everest HealthCare Services Corporation hereby unconditionally guarantees the full and complete performance by New York Dialysis Management, Inc., and all of its successors and assigns, of its covenants and obligations hereunder.

                    EVEREST HEALTHCARE SERVICES
                         CORPORATION

                    --------------------------------
                    Signature

                    --------------------------------
                    Print Name

                    --------------------------------
                    Office or Title

                    --------------------------------
                    Date